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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    September 2, 2005
                                                 ----------------------------


                               TRUE VALUE COMPANY
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   2-20910                   36-2099896
            --------                   -------                   ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
        of Incorporation)            File Number)            Identification No.)


   8600 West Bryn Mawr Avenue, Chicago, Illinois            60631-3505
   ---------------------------------------------            ----------
      (Address of Principal Executive Offices)              (Zip Code)



        Registrant's telephone number, including area code (773) 695-5000
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 2, 2005, True Value Company entered into an agreement with Blackhawk/Halsted, LLC to sell its Chicago paint manufacturing facility for $10.125 million with a scheduled closing date in December 2005. The facility sale is part of its previously announced plan to close the Chicago paint manufacturing facility and move its operations to True Value Company's Cary, Illinois facility.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          True Value Company


Dated:  September 7, 2005                 By /s/ David A. Shadduck
                                          -------------------------------
                                          Name:  David A. Shadduck
                                          Title: Senior Vice President and
                                                   Chief Financial Officer